EVERBANK FINANCIAL CORP BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE September 2014

2 DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. BARCLAYS INVESTOR PRESENTATION

3 EVERBANK OVERVIEW CORPORATE OVERVIEW • Diversified financial services company headquartered in Jacksonville, FL • Nationwide deposit and lending businesses • Experienced management team • 20 consecutive years of profitability 2Q14 FINANCIAL DATA1 PRICE PERFORMANCE1 (1) Market data and price performance as of 9/5/2014. Consumer and Commercial Deposits Residential Lending Commercial Real Estate Lending Commercial Finance Warehouse Finance Other Credit Products SINCE IPO (5/2/2012) ONE YEAR 90% 48% EVER KBW Bank Index 28% 13% EVER KBW Bank Index BARCLAYS INVESTOR PRESENTATION Assets $19.8bn Loans & Leases $15.2bn Deposits $13.9bn Tangible Common Equity per Common Share $12.02 Stock Price $19.03 Market Cap $2.3bn Ticker (NYSE) EVER

4 STRONG GROWTH PROFILE COMPOUND ANNUAL GROWTH SINCE 20081 TOTAL ASSETS TOTAL LOANS HFI TOTAL DEPOSITS TANGIBLE BOOK VALUE / SHARE 21% 6% EverBank Banks $5-25bn in Assets (1) Compound annual growth from 2008 to 2014 YTD. BARCLAYS INVESTOR PRESENTATION 20% 7% EverBank Banks $5-25bn in Assets 24% 6% EverBank Banks $5-25bn in Assets 11% 4% EverBank Banks $5-25bn in Assets

5 STRATEGIC EVOLUTION EverBank is well positioned to execute on core growth strategy 2008 – 2012 Addition of Diversified Asset Generation • Tygris Commercial Finance • Assumed three subsidiaries of Bank of Florida from FDIC • Business Property Lending from GE Capital • Warehouse Finance business from MetLife Bank • Initial Public Offering • Significant investments in corporate governance and infrastructure • Exited wholesale lending business • Realigned commercial lending platforms • Sold non-performing commercial loans and REO • Sold default servicing portfolio and platform • Executed asset rotation strategy • Adjusted reporting segments to align with core strategic initiatives 2013 – 2014 Optimization of Business Platforms BARCLAYS INVESTOR PRESENTATION

6 CORE GROWTH STRATEGY GENERATE ROBUST LOAN GROWTH THROUGH DIVERSIFIED NATIONWIDE CONSUMER AND COMMERCIAL LENDING PLATFORMS LEVERAGE INFRASTRUCTURE AND PLATFORM INVESTMENTS TO DRIVE OPERATING LEVERAGE AND INCREASE EFFICIENCY DEEPEN FULL SERVICE RELATIONSHIPS WITH CORE CONSUMER AND COMMERCIAL CLIENTS 1H14 Target $2.7bn $4.0 – $5.0bn 1H14 Target $329mm $650mm RETAINED ASSET GENERATION NONINTEREST EXPENSE Consumer Deposits Consumer Lending Commercial Deposits Commercial Lending CONSUMER COMMERCIAL BARCLAYS INVESTOR PRESENTATION CROSS-SELL

STRONG RETAINED ORIGINATION VOLUMES

1H14 RETAINED ORIGINATIONS


$2.7BN
COMMERCIAL BANKING
COMMERCIAL
$1,009MM
CONSUMER BANKING
RESIDENTIAL
$1,657MM
1H14

1H14 ORIGINATIONS BY BUSINESS


Warehouse / Lender Finance 20%
Commercial Real Estate 24%
Equipment Finance 56%

- Retained 100% of originations
- Warehouse and lender finance originations represent volume from new relationships

1H14 ORIGINATIONS BY PRODUCT


Conforming 51%
Jumbo 49%

- Originated $3.9bn of residential loans during 1H14
- Retained volume consists of Jumbo originations

BARCLAYS INVESTOR PRESENTATION 7 EverBank

CRE / Other Commercial 48% Warehouse Finance 19% Lender Finance 9% Equipment Finance 24% 8 DIVERSIFIED LOAN PORTFOLIO 2Q14 LOAN HFI PORTFOLIO 2Q14 CONSUMER BANKING $8.5BN COMMERCIAL BANKING $6.7BN Residential Mortgage 61% Gov't Insured Pool Buyouts 37% Home Equity / Consumer 2% 2Q12 2Q14 63% CAGR 2Q12 2Q14 37% CAGR BARCLAYS INVESTOR PRESENTATION

9 DIVERSE AND FLEXIBLE BUSINESS MODEL Residential Lending Consumer Deposits Corporate & Small Business Deposits Commercial Finance & CRE Lending Global Market & Wealth Management CONSUMER BANKING COMMERCIAL BANKING • Originate jumbo and conforming loans through nationwide retail and direct channels • Innovative deposit and investment products attract core, mass-affluent clients • Opportunity to deepen client relationship through cross-sell initiatives • Originate CRE loans nationwide through account executives, network of mortgage bankers and other intermediaries • Originate equipment leases and loans through relationship with over 600 equipment manufacturers, distributors and dealers • Provide specialty finance solutions to small businesses • Generate warehouse lending relationships through direct channels TARGET CLIENTS DELIVERY CHANNELS NATIONWIDE NETWORK MOBILE / TABLET ONLINE CONTACT CENTER ATM BARCLAYS INVESTOR PRESENTATION

EVERBANK'S DIVERSIFIED LENDING BUSINESSES

	RESIDENTIAL	COMMERCIAL / COMMERCIAL REAL ESTATE	COMMERCIAL FINANCE
PRODUCTS	• Prime jumbo • Conforming • HELOCs	• Single-tenant and multi-tenant • Structured finance • Mortgage warehouse finance • Mid-sized business loans	• Equipment leases and loans for healthcare, office, technology, industrial, etc. • Revolving credit to specialty finance companies
TRANSACTION PROFILE	• **Prime Jumbo**: $800k average balance; 765 FICO; ~60% purchase; ~90% primary residence	• **CRE**: $2mm - $20mm loan size; 3 to 10 year fixed and floating • **Warehouse**: commitments generally range from $20mm - $100mm in size	• **Equipment finance**: $10k - $5mm transaction size; 3 to 5 year terms • **Lender finance**: $15mm - $50mm credit facilities; 3 to 5 year term • Access to ~25,000 small business clients nationwide

Nationwide lending capabilities across all platforms

BARCLAYS INVESTOR PRESENTATION 10 EverBank

11 RESIDENTIAL LENDING BUSINESS OVERVIEW • Originate high quality residential loans nationwide • Retail footprint/presence targets top 50 wealth markets nationwide with emphasis on purchase money transactions • Flexibility to generate jumbo hybrid ARM loans for bank portfolio or fixed-rate jumbo loans for capital markets execution based on product demand in the market • Jumbo volume of $3.4bn in 2013 • Jumbo volume of $1.9bn in 1H14 PREFERRED BORROWER PROFILE1 PREFERRED ORIGINATIONS2 (1) 1H14 borrower profile. (2) 1H14 originations by location. Loan Size $ 804,046 LTV 69 % FICO 765 Debt-to-income 33 % Primary residence 90 % Purchase % 58 % BARCLAYS INVESTOR PRESENTATION

• Target both single-tenant and multi-tenant property lending in top 100 markets nationwide • Single-tenant segment focuses on owner-occupied and credit tenant lease • Multi-tenant segment focuses on multifamily, office, retail and industrial • Business re-launched in 2013 after integration of Business Property Lending acquisition • 2013 originations of $608mm • 1H14 originations of $245mm • Opportunity to cross-sell additional lending and deposit products 12 COMMERCIAL REAL ESTATE LENDING BUSINESS 2Q14 PORTFOLIO BY PROPERTY TYPE1 2Q14 PORTFOLIO BY GEOGRAPHY1 OVERVIEW Industrial 15% Medical 5% Multifamily 11% Office 25% Other 8% Retail 24% Warehouse 12% CA 14% FL 8% NY 7% IL 6% GA 5% Other 52% TX 8% LOAN PORTFOLIO ($MM) $735 $3,414 $3,251 $3,210 2011 2012 2013 2Q14 (1) Represents single-tenant and multi-tenant. Excludes Bank of Florida acquired loans. BARCLAYS INVESTOR PRESENTATION

CA 11% TX 10% FL 9% NY 7% NJ 6% Other 57% 13 COMMERCIAL FINANCE BUSINESS • Commercial finance business originates lease financing receivables in addition to lending facilities to specialty finance lenders • Robust origination volume and balance sheet growth as business repositioned post acquisition in 2010 • 2013 originations of $1.1bn • 1H14 originations of $671mm • Core leasing platforms include office products, healthcare, IT / telecom and industrial equipment • Opportunity to generate significant ancillary fee income and business deposits LEASE / LOAN PORTFOLIO ($MM) 2Q14 LEASE PORTFOLIO BY GEOGRAPHY OVERVIEW $589 $837 $1,238 $1,578 2011 2012 2013 2Q14 Leases Other 2Q14 LEASE PORTFOLIO BY PRODUCT Healthcare 33% Office Products 24% Industrial 21% Info Tech and Telecom 14% Other 8% $671 $1,197 $1,831 $2,202 BARCLAYS INVESTOR PRESENTATION

OVERVIEW • Direct banking platform supplemented by highly productive financial centers in Florida • Generate core, mass-affluent consumer clients nationwide who utilize transaction-oriented features such as online bill pay and direct deposit • Commercial balance growth driven by attractive value proposition • Proven ability to tailor deposit growth to current and forecasted asset growth assumptions SCALABLE DEPOSIT PLATFORM 14 NATIONWIDE CLIENT REACH 2Q14 DEPOSIT COMPOSITION 2Q14 DEPOSITS BY SEGMENT 8% 20% 7% 35% 30% Noninterest bearing demand Interest bearing demand Global markets Savings & MMA Time, excluding global markets 87% 13% Consumer deposits Commercial deposits BARCLAYS INVESTOR PRESENTATION

$10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 2010 2011 2012 2013 2Q14 Average Balance of Accounts Existing at Each Period 2006 2007 2008 2009 2010 2011 2012 2013 15 VALUE PROPOSITION YIELDS ATTRACTIVE CUSTOMER BASE LOYAL CUSTOMERS WITH GROWING BALANCES (1) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to June 30, 2014 (1) BARCLAYS INVESTOR PRESENTATION

1.67% 2.36% 3.29% 3.87% 3.18% 1.83% 1.20% 0.97% 0.78% 0.74% 0.70% 2.17% 4.02% 5.29% 5.02% 3.20% 1.57% 0.93% 0.86% 1.01% 0.69% 0.56% 0.00% 1.50% 3.00% 4.50% 6.00% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1H14 EverBank interest cost of deposits Avg. one-year LIBOR 200 bps 16 DEPOSIT PRICING LAGS IN RISING RATE ENVIRONMENT (1) Calculated as annual deposit interest expense divided by average balance of deposits; includes non-interest bearing deposits. (2) EverBank interest cost of deposits for year to date June 30, 2014; Average one-year LIBOR represents the average of December 31, 2013, March 31, 2014 and June 30, 2014. (1) (2) BARCLAYS INVESTOR PRESENTATION

17 SOLID LONG TERM FINANCIAL PERFORMANCE ADJUSTED EARNINGS PER SHARE1 $0.42 $0.53 $0.63 $0.74 $0.66 $0.41 $0.78 $1.28 $1.11 $1.27 $1.11 $0.49 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1H14 (1) Represents adjusted diluted earnings per common share from continuing operations for 2007-2014 YTD; 2003-2006 represents GAAP basic earnings per common share from continuing operations Calculated using adjusted net income attributable to the Company from continuing operations for 2010-2013; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix. BARCLAYS INVESTOR PRESENTATION

18 SOLID LONG TERM FINANCIAL PERFORMANCE 14.3% 15.4% 16.3% 16.5% 13.1% 7.4% 11.5% 14.0% 10.7% 12.4% 9.9% 8.3% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1H14 EverBank Banks $5-25bn in Assets ADJUSTED RETURN ON AVERAGE EQUITY BARCLAYS INVESTOR PRESENTATION Note: A reconciliation of non-GAAP financial measures can be found in the appendix.

19 SOLID LONG TERM FINANCIAL PERFORMANCE (1) Represents tangible common equity per common share including other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix. TANGIBLE COMMON EQUITY PER COMMON SHARE1 $3.10 $3.60 $4.08 $4.81 $5.39 $6.96 $8.54 $10.65 $10.12 $10.30 $11.57 $12.02 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q14 BARCLAYS INVESTOR PRESENTATION

20 2Q14 FINANCIAL HIGHLIGHTS ASSET GROWTH LOANS HFI GROWTH DEPOSIT GROWTH 1Q14 2Q14 1Q14 2Q14 1Q14 2Q14 12% 10% 4% 2Q14 HIGHLIGHTS STRONG BALANCE SHEET GROWTH • Total assets grew to $19.8bn, an increase of 12% linked quarter (LQ) • Portfolio loans held for investment (HFI) grew to $15.3bn, an increase of 10% LQ • Total deposits increased to $13.9bn, or 4% LQ • Tangible common equity per common share increased 9% year-over-year (YoY) to $12.02 ROBUST ASSET GENERATION • Total originations of $2.9bn, an increase of 44% LQ • Retained asset origination of $1.6bn, an increase of 52% LQ SOLID CREDIT QUALITY • Adjusted non-performing assets to total assets improved to 0.51% • Annualized net charge-offs to total loans and leases held for investment of 0.19% KEY FINANCIAL HIGHLIGHTS BARCLAYS INVESTOR PRESENTATION

21 2Q14 FINANCIAL SUMMARY Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BALANCE SHEET ($MM) INCOME STATEMENT ($MM) KEY METRICS Tangible common equity per common share 12.02$ Asset generation $2.9bn For portfolio $1.6bn Net interest margin 3.22% Tier 1 leverage ratio (bank) 8.3% Total risk-based capital ratio (bank) 13.4% Common equity tier 1 ratio (consolidated Basel I) 11.5% Total revenue 229$ Net interest income, net of provision 134 Noninterest income 89 Noninterest expense 167 Net income 35$ GAAP EPS, diluted 0.26$ BARCLAYS INVESTOR PRESENTATION Cash and cash equivalents 170$ Total investment securities 1,335 Loans HFS 1,704 Loans and leases HFI, net 15,238 Total assets 19,754 Total deposits 13,875 Total liabilities 18,074 Total shareholders' equity 1,679$

0.92% 1.01% 0.65% 0.62% 0.51% 1.49% 1.36% 1.24% 1.11% 0.92% 2Q13 3Q13 4Q13 1Q14 2Q14 EverBank Banks $5-25bn in Assets 0.12% 0.30% 0.20% 0.12% 0.19% 2Q13 3Q13 4Q13 1Q14 2Q14 22 ASSET QUALITY ALLOWANCE ROLL FORWARD HIGHLIGHTS NCO / AVERAGE LOANS HFI ADJUSTED NPA / TOTAL ASSETS • Adjusted NPAs to total assets decreased 11bps LQ to 0.51% due to sale of residential TDRs during the quarter • Over 88% of our non-FHA residential LHFI was originated after 2010 • Average LTV of 65% and average FICO of over 765 • Approximately 93% of our originated commercial and commercial real estate loans were originated in 2010 or later • Average LTV of 64% on CRE originations Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Acquired credit-impaired loans and leases accounted for under ASC 310-30 or by analogy 2Q13 Sale of Non- Performing Commercial Loans Sale of Residential TDR 2Q14 $73mm $57mm BARCLAYS INVESTOR PRESENTATION

Spread 50% Fee 50% 23 KEY EARNINGS DRIVERS 1H14 KEY EARNINGS METRICS ($MM) Spread 60% Fee 40% 1H13 1H14 (41)% EXPENSE DRIVERS 1H13 1H14 (16)% ~4,400 FTE ~3,200 FTE REVENUE MIX 1H13 1H14 GENERAL & ADMINISTRATIVE SALARIES & BENEFITS 1H13 1H14 (23)% TOTAL NONINTEREST EXPENSE BARCLAYS INVESTOR PRESENTATION

24 INVESTMENT HIGHLIGHTS NATIONWIDE BANKING FRANCHISE UNIQUE, DIVERSIFIED BUSINESS MODEL ROBUST ASSET GENERATION CAPABILITIES EMBEDDED OPERATING LEVERAGE THROUGH SCALABLE PLATFORM DISCIPLINED RISK MANAGEMENT COHESIVE, LONG TENURED MANAGEMENT TEAM BARCLAYS INVESTOR PRESENTATION

APPENDIX

26 NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME Three Months Ended June 30, March 31, December 31, September 30, June 30, (dollars and shares in thousands) 2014 2014 2013 2013 2013 Net income 34,782$ 31,760$ 18,451$ 33,150$ 45,993$ Non-recurring regulatory related expense, net of tax 1,294 465 4,807 20,203 12,042 Increase (decrease) in Bank of Florida non-accretable discount, net of tax 423 311 (68) (439) (538) MSR impairment (recovery), net of tax - (3,063) (9,109) (21,783) (20,194) Restructuring expense, net of tax - 630 16,090 3,242 - OTTI credit losses on investment securities (Volcker Rule), net of tax 425 - 2,045 - - Adjusted net income 36,924$ 30,103$ 32,216$ 34,373$ 37,303$ Adjusted net income allocated to preferred stock 2,531 2,531 2,531 2,532 2,531 Adjusted net income allocated to common shareholders 34,393$ 27,572$ 29,685$ 31,841$ 34,772$ Adjusted net earnings per common share, diluted 0.27$ 0.22$ 0.24$ 0.26$ 0.28$ Weighted average common shares outstanding, diluted 125,389 125,038 124,420 124,124 124,034 BARCLAYS INVESTOR PRESENTATION

27 NON-GAAP RECONCILIATIONS ANNUAL ADJUSTED NET INCOME1 (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. (dollars and shares in thousands) 2013 2012 2011 2010 GAAP net income from continuing operations $ 136,740 $ 74,042 $ 52,729 $ 188,900 Bargain purchase gain on Tygris transaction, net of tax - - - (68,056) Gain on sale of investment securities due to portfolio repositioning, net of tax - - - (12,337) Gain on repuchase of trust preferred securities, net of tax - - (2,910) (3,556) Transaction expense, net of tax - 5,355 9,006 5,984 Non-recurring regulatory related expense, net of tax 48,477 17,733 7,825 - Loss on early extinguishment of acquired debt, net of tax - - - 6,411 Decrease in fair value of Tygris indemnification asset, net of tax - - 5,382 13,654 Increase in Bank of Florida non-accretable discount, net of tax (95) 3,195 3,007 3,837 Impact of change in ALLL methodology, net of tax - - 1,178 - Adoption of TDR guidance and policy change, net of tax - 3,709 6,225 - MSR impairment, net of tax (58,870) 39,375 24,462 - Tax expense (benefit) related to revaluation of ygris NUBILS, net of tax - - 691 (7,840) Restructuring cost, net of tax 19,332 - - - OTTI credit losses on investment securities (Volcker Rule), net of tax 2,045 - - - Adjusted net income 147,629$ 143,409$ 107,595$ 126,997$ Adjusted net earnings per common share, diluted 1.11$ 1.27$ 1.11$ 1.28$ Weighted average common shares outstanding, diluted 123,949 105,951 77,506 74,589 BARCLAYS INVESTOR PRESENTATION

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Total non-accrual loans and leases	$ 74,782	$ 80,660	$ 85,910	$ 145,078	$ 132,078
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	74,782	80,660	85,910	145,078	132,078
Other real estate owned (OREO)	25,530	29,333	29,034	32,108	36,528
Total non-performing assets (NPA)	100,312	109,993	114,944	177,186	168,606
Troubled debt restructurings (TDR) less than 90 days past due	16,687	73,455	76,913	79,664	82,236
Total NPA and TDR[(1)]	$ 116,999	$ 183,448	$ 191,857	$ 256,850	$ 250,842
Total NPA and TDR	$ 116,999	$ 183,448	$ 191,857	$ 256,850	$ 250,842
Government-insured 90 days or more past due still accruing	2,424,166	1,021,276	1,039,541	1,147,795	1,405,848
Loans accounted for under ASC 310-30:					
90 days or more past due	23,159	9,915	10,083	45,104	54,054
OREO	-	-	-	21,240	21,194
Total regulatory NPA and TDR	$ 2,564,324	$ 1,214,639	$ 1,241,481	$ 1,470,989	$ 1,731,938
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[(1)]					
NPA to total assets	0.51%	0.62%	0.65%	1.01%	0.92%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	12.90%	6.47%	6.60%	7.90%	8.98%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

BARCLAYS INVESTOR PRESENTATION 28 EverBank

29 NON-GAAP RECONCILIATIONS ADJUSTED TANGIBLE COMMON EQUITY (dollars in millions) 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 GAAP shareholders equity $ 1,621 $ 1,451 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144 Less: Goodwill 47 47 10 10 0 0 2 0 0 0 0 Less: Other intangible assets 6 8 7 9 - 1 2 3 4 6 7 Tangible equity 1,568$ 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ Less: Perpetual preferred stock 150 150 - - - - - - - - - Tangible common equity 1,418$ 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ Less: Accumulated other comprehensive income (loss) (53) (87) (108) (5) 20 1 (2) 3 3 4 3 Adjusted tangible common equity 1,471$ 1,333$ 1,058$ 999$ 534$ 409$ 237$ 206$ 178$ 155$ 134$ TANGIBLE COMMON EQUITY June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2014 2014 2013 2013 2013 Shareholders' equity 1,647,448$ 1,647,639$ 1,621,013$ 1,602,913$ 1,549,383$ Less: Goodwill 46,859 46,859 46,859 46,859 46,859 Intangible assets 4,759 5,286 5,813 6,340 6,867 Tangible equity 1,627,830$ 1,595,494$ 1,568,341$ 1,549,714$ 1,495,657$ Less: Perpetual preferred stock 150,000 150,000 150,000 150,000 150,000 Tangible common equity 1,477,830$ 1,445,494$ 1,418,341$ 1,399,714$ 1,345,657$ Weighted averag common shares outstanding, basic 122, 40 1 2,68 122,595 22,509 122,281 BARCLAYS INVESTOR PRESENTATION

30 NON-GAAP RECONCILIATIONS REGULATORY CAPITAL (BANK LEVEL) June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2014 2014 2013 2013 2013 Shareholders' equity 1,714,454$ 1,686,414$ 1,662,164$ 1,648,152$ 1,598,419$ Less: Goodwill and other intangibles (50,328) (50,700) (51,072) (51,436) (51,807) Disallowed servicing asset (29,028) (26,419) (20,469) (39,658) (36,182) Disallowed deferred tax asset (61,737) (62,682) (63,749) (64,462) (65,406) Add: ccumulated losses on securities and cash flow hedges 52,121 51,507 50,608 54,392 78,181 Tier 1 capital 1,625,482 1,598,120 1,577,482 1,546,988 1,523,205 Add: Allowance for loan and lease losses 56,728 62,969 63,690 66,991 73,469 Total regulatory capital 1,682,210$ 1,661,089$ 1,641,172$ 1,613,979$ 1,596,674$ Adjusted total assets 19,660,793$ 17,539,708$ 17,554,236$ 17,510,528$ 18,287,359$ Risk-weighted assets 12,579,476 11,597,320 11,467,411 11,070,048 11,656,698 BARCLAYS INVESTOR PRESENTATION